Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 14, 1996


                           General Communication, Inc.
             (Exact name of registrant as specified in its charter)


           Alaska                       0-15279                 92-0072737
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employer
     of incorporation)                                       Identification No.)


2550 Denali Street, Suite 1000, Anchorage Alaska                     99503-2781
(Address of principal executive offices)                             (Zip Code)


                                 (907) 265-5600

              (Registrant's telephone number, including area code.)


                                       N/A
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

         [The following is a resubmission of Item 7 (exhibits), expressly identifying the exhibits which have been redacted and expressly stating that the redactions have been made pursuant to a request to the Securities and Exchange Commission.]

         None thought to be appropriate, and none to be filed with this form, other than the following exhibits which have not previously been filed with the
Commission:

         (i) Company's press release on the letters of intent, dated March 15, 1996 (Exhibit A);

         (ii) Amendment to Contract for Alaska Access, effective April 1, 1996 (Exhibit B)1; and

         (iii)    Amendments to MCI Carrier Agreement--

                  (a)      Sixth  Amendment,  effective  April 1, 1996  (Exhibit
                           C1), there was no fifth amendment as of the date of this report;

                  (b)      Fourth  Amendment,  dated September 24, 1995 (Exhibit
                           C2)1;

                  (c)      Third Amendment, dated October 1, 1994 (Exhibit C3)1;

                  (d) Amendment No. 1 (Second Amendment), dated July 26, 1994 (Exhibit C4)1; and

                  (e) MCI Carrier Addendum MCI 800 DAL Service (First Amendment), dated April 20, 1994 (Exhibit C5)1.


--------
1 Portions of this document have been redacted (pursuant to a request to the Securities and Exchange Commission for confidential treatment) in that they are considered confidential by the Company. The unredacted amendments have been separately filed with the Securities and Exchange Commission pursuant to Rule 101 (c)(1)(i) of Regulation S-T.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GENERAL COMMUNICATION, INC.
                                                     (Registrant)



                                          By: /S/
DATED: May 20, 1996                              G. Wilson Hughes
                                          Its: Executive Vice President and
                                                 General Manager



                                          By: /S/
DATED: May 17, 1996                              John M. Lowber
                                          Its: Secretary and Chief Financial
                                                 Officer


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